Investor Class Shares QGLDX

Advisor Class Shares QGLCX

SUMMARY PROSPECTUS

May 1, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at www.goldbullionstrategyfund.com/index.php/investor-materials. You can also get this information at no cost by calling 1-855-650-QGLD (7453), emailing ordersgoldbullionstrategyfund@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

FUND SUMMARY: THE GOLD BULLION STRATEGY FUND

Investment Objective: The Gold Bullion Strategy Fund (the “Fund”) seeks returns that reflect the performance of the price of Gold bullion.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.35%(1)	0.19%
Acquired Fund Fees and Expenses(2)	0.07%	0.07%
Total Annual Fund Operating Expenses	1.42%	2.01%
(1)	Includes shareholder service expenses of 0.15% that may include sub-transfer agent and sub-custodian fees.
(2)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$145	$449	$776	$1,702
Advisor	$204	$630	$1,083	$2,338

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Adviser delegates execution of the Fund’s investment strategy to the Sub-Adviser. Under normal circumstances, the Fund will invest primarily in Gold bullion-related (1) exchange-traded funds (“ETFs”);
(2) exchange-traded notes (“ETNs”); (3) exchange-traded futures contracts; (4) over-the-counter forward contracts and (5) fixed income securities, including through mutual funds and ETFs that invest primarily in fixed income securities.

Gold bullion-related ETFs are those that invest primarily in (i) physical Gold bullion and/or (ii) over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, and options contracts or swap contracts. Gold bullion related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. Derivatives used by the Fund are expected to produce a significant portion of the Fund’s returns. The Fund does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based.

The Fund concentrates investments in the Gold bullion industry under normal circumstances investing over 25% of its assets in the Gold bullion industry. For purposes of measuring the 25% Gold bullion industry investments, the Fund includes the effects of leverage to Gold bullion (e.g. a security with 2 times leverage to Gold bullion price changes is counted at twice its value). The Fund also invests in investment grade fixed income corporate notes and bonds to generate interest income and to seek to preserve principal. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. However, the fixed income securities are selected without restriction as to maturity, issuer country or capitalization.

The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with exposure to Gold bullion within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs, futures and forward contracts. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

The Sub-Adviser selects securities and derivatives to maintain the Fund’s primary allocation to investments that it believes will have returns that reflect the performance of the price of Gold bullion. The Sub-Adviser disposes of securities or derivatives to replace them with investments that it believes have a higher expected return or will more closely track Gold bullion prices or both. However, placement of individual trades, with the exception of fixed income trades, is conducted by the Adviser in consultation with the Sub-Adviser. The Sub-Adviser selects derivative counterparties it believes to be creditworthy and will close out a derivative position if it believes the counterparty is no longer creditworthy. The Sub-Adviser places substantially all fixed income trades. The Adviser and/or Sub-Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in continued turnover in excess of 100%.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs, mutual funds, ETNs, and the Subsidiary.

  Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance, and auditing expenses.
  Banking Sector Risk: The banking sector can be adversely affected by legislation, regulation, competition and by declines in general economic conditions, increased borrower defaults, and changes in interest rates.
  Concentration Risk: Because the Fund will invest more than 25% of its assets in the Gold bullion industry, the Fund will be subject to greater volatility risk than a Fund that is not concentrated in a single industry.
  Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over the counter forwards are subject to counterparty default risk.
  ETF, Mutual Fund and ETN Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on its investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETFs and ETNs may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.
  Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Issuers may also default.
  Management Risk: The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results. The Adviser’s assessment of the Sub-Adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.
  Market Risk: The Fund’s investments will decline in value if the price of Gold declines. Overall securities market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets.

Additionally, unexpected local, regional, or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

  Taxation Risk: By investing in Gold bullion indirectly through the Subsidiary, the Fund will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Sub-Adviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover. The Fund’s turnover rate is expected to be above 100% annually.
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  Wholly Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Is the Fund Right for You?

The Fund is intended for investors who want returns that seek to reflect the performance of the price of Gold bullion without the burdens of personally acquiring and holding Gold bullion.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information and daily net asset value per share (“NAV”) is available at no cost by calling toll-free 1-855-650-QGLD (7453).

Investor Class Performance Bar Chart

For Calendar Year Ended December 31st

Best Quarter	3/31/2016	16.46%
Worst Quarter	12/31/2016	(13.84)%

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

	Investor Class Shares
	One Year	Five Years	Since Inception(1)
Return before taxes	(6.25)%	6.92%	2.43%
Return after taxes on distributions	(6.25)%	4.37%	0.88%
Return after taxes on distributions and sale of Fund shares	(3.70)%	4.23%	1.17%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.63%
S&P GSCI Gold Index(4) (reflects no deduction for fees, expenses or taxes)	(4.28)%	8.42%	3.70%

	Advisor Class Shares
	One Year	Five Year	Since Inception(2)
Return before taxes	(6.78) %	6.28%	3.51%
Return after taxes on distributions	(6.78)%	3.89%	1.31%
Return after taxes on distributions and sale of Fund shares	(4.01)%	3.81%	1.71%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	17.65%
S&P GSCI Gold Index(4) (reflects no deduction for fees, expenses or taxes)	(4.28)%	8.42%	5.60%
(1)	The inception date of the Fund’s Investor Class Shares is July 9, 2013.
(2)	The inception date of the Fund’s Advisor Class Shares is April 19, 2016.
(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.
(4)	The S&P GSCI (Goldman Sachs Commodity Index) Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Advisors Preferred, LLC (the “Adviser”)

Sub-Adviser: Flexible Plan Investments, Ltd. (the “Sub-Adviser”)

Sub-Adviser Portfolio Manager: Jerry C. Wagner, President of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2013. Jason Teed, CFA, Director of Research of the Sub-Adviser, has served the Fund as a portfolio manager since March 2018, and Timothy Hanna, CFA, CFIP, Senior Portfolio Manager of the Sub-Adviser has served the Fund as a portfolio manager since August 2019.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$1,000	$1,000	$1,000	$1,000
Advisor	$1,000	$1,000	$250	$100

The Fund, Adviser or Sub-Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check, or wire transfer. Purchase and redemptions requests must be received by the Fund
(or an authorized broker or agent, or its authorized designee) before the close of regular trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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